Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2016
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill And Other Intangible Assets

6. GOODWILL AND OTHER INTANGIBLE ASSETS

The Company’s annual goodwill impairment test is conducted in the third quarter of each year and interim evaluations are performed when the Company determines that a triggering event has occurred that would more likely than not reduce the fair value of goodwill below its carrying value. The Company performed its annual goodwill impairment test as of July 1, 2016 with no indication of impairment.  As of the test date, the fair value of the remaining reporting units was in excess of their carrying values.  The Company will perform its next scheduled annual test of goodwill in the third quarter of 2017 should no triggering events occur which would require a test prior to the next annual test.

During 2015, due to a decline in the overall financial performance and declining cash flows in the Terra reporting unit, the Company concluded there was a triggering event that required an interim goodwill impairment test for the reporting unit.  The Company performed step one of the goodwill impairment test as of June 30, 2015, which compared the fair value of the Terra reporting unit against its carrying amount, including goodwill. In deriving the fair value of the Terra reporting unit, the Company used both a market-based approach and an income-based approach. Under the income approach, the fair value of the reporting unit is based on the present value of estimated future cash flows. Under the market approach, the Company uses the guideline public company method by applying estimated market-based enterprise value multiples to the reporting unit’s estimated revenue and Adjusted EBITDA from continuing operations. Based on the first step analysis, management concluded that the fair value of the Terra reporting unit was less than its carrying value; therefore, the Company performed step two of the goodwill impairment analysis.

Step two of the goodwill impairment analysis measures the impairment charge by allocating the reporting unit’s fair value to all of the assets and liabilities of the reporting unit in a hypothetical analysis that calculates implied fair value of goodwill in the same manner as if the reporting unit was being acquired in a business combination. Any excess of the carrying value of the reporting unit’s goodwill over the implied fair value of the reporting unit’s goodwill is recorded as a loss on impairment of goodwill.

Management determined that the Terra reporting unit’s implied fair value of goodwill was below the carrying value as of June 30, 2015. As a result, the Company recorded an impairment charge of $2,750 in the second quarter of 2015.

The change in the carrying amount of goodwill during the years ended December 31, 2016 and 2015 is as follows:

	Dredging Segment	Environmental & Infrastructure Segment	Total
Balance - January 1, 2015	$76,576	$9,750	$86,326
Impairment of goodwill	—	(2,750)	(2,750)
Balance - December 31, 2015	76,576	7,000	83,576
Balance - December 31, 2016	$76,576	$7,000	$83,576

At December 31, 2016 and 2015, the net book value of identifiable intangible assets was as follows:

As of December 31, 2016	Cost	Accumulated Amortization	Net
Non-compete agreements	$2,377	$1,317	$1,060
Other	781	342	439
	$3,158	$1,659	$1,499

As of December 31, 2015
Non-compete agreements	$3,085	$1,625	$1,460
Trade names	1,037	873	164
Other	1,306	502	804
	$5,428	$3,000	$2,428

Amortization expense was $1,329, $6,535 and $1,560, for the years ended December 31, 2016, 2015 and 2014, respectively, and is included as a component of general and administrative expenses. Amortization expense related to intangible assets is estimated to be $591 in 2017, $534 in 2018, $214 in 2019 and $80 in 2020.